Exhibit 10.1

Exhibit 10.1

TWO SIGMA

Two Sigma Investments, LP
100 Avenue of the Americas, Floor 16
New York, NY 10013

T +1 212 625 5700
F +1 212 625 5800
www.twosigma.com

Effective as of August 1, 2026

Hamilton Insurance Group, Ltd.
Wellesley House North, 1st Floor
90 Pitts Bay Road
Pembroke HM08 Bermuda

Re: Investment in Two Sigma Hamilton Fund, LLC

Ladies and Gentlemen:

This amendment, effective as of the date set forth above (this "***Amendment***"), hereby amends the amended and restated letter agreement, dated as of June 1, 2026 (the "***Agreement***"), entered into by and among Two Sigma Hamilton Fund, LLC (the "***Fund***"), Two Sigma Principals, LLC (the "***Managing Member***"), Two Sigma Investments, LP (the "***Investment Manager***"), Hamilton Re, Ltd. (the "***Investor***") and Hamilton Insurance Group, Ltd. ("***HG***"). Terms appearing with initial capitals in this Amendment shall have the meanings assigned to them in the Agreement, unless such terms are otherwise defined in this Amendment or the use of initial capitals is conventional in its context.

1. Quarterly Certification. Section 9.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

   "Following each fiscal quarter, the Investor shall prepare in good faith and use reasonable best efforts to provide a certification (the "***Quarterly Certification***") to the Investment Manager within fourteen (14) calendar days following the receipt by the Investor of the most recent month-end Net Asset Value provided to the Investor by the Administrator or otherwise provided to the Investor on behalf of the Fund (provided that, in any event, such certification shall be delivered no later than the earlier of (x) the public release of the Investor's quarterly results and (y) thirty (30) calendar days following the applicable fiscal quarter-end) setting forth the current net tangible assets of HG as of such fiscal quarter end. The Quarterly Certification shall be signed by HG's Chief Financial Officer or another officer of HG with responsibility for financial matters, in the form and substance reasonably satisfactory to the Investment Manager."

2. Miscellaneous. Except as otherwise provided herein, the parties hereto acknowledge and agree that all other terms and conditions set forth in the Agreement shall remain in full force and effect with respect to the Investor's investment in the Fund. This Amendment may be executed in one or more counterparts and all such counterparts so executed shall constitute an original agreement binding on all the parties, but together shall constitute but one agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

Yours faithfully,

TWO SIGMA HAMILTON FUND, LLC

By: **TWO SIGMA PRINCIPALS, LLC**, its managing member

By: Timothy J Reynolds

Name: Timothy J. Reynolds

Title: Authorized Signatory

TWO SIGMA PRINCIPALS, LLC

By: Timothy J Reynolds

Name: Timothy J. Reynolds

Title: Authorized Signatory

TWO SIGMA INVESTMENTS, LP

By: Timothy J Reynolds

Name: Timothy J. Reynolds

Title: Chief Operating Officer

TWO SIGMA

Two Sigma Investments, LP
100 Avenue of the Americas, Floor 16
New York, NY 10013

T +1 212 625 5700
F +1 212 625 5800
www.twosigma.com

Acknowledged and agreed as of the date first above written.

HAMILTON INSURANCE GROUP, LTD.

By: ______________________

Name: Gemma Carreiro

Title: General Counsel

HAMILTON RE, LTD.

By: ______________________

Name: Athena tolosa

Title: CHIEF FINANCIAL OFFICER